Exhibit 99.1

Media Contact:
Sean Reid
Cognos, 613-738-1440
Sean.reid@cognos.com

Kristen Orfanos
LP&P, 781-782-5852
Kristen_Orfanos@lpp.com

Investor Relations:
John Lawlor
613-738-3503
john.lawlor@cognos.com

Cognos® Postpones Release Date of First Quarter Fiscal 2007 Results

— Company also Postpones Annual Shareholders Meeting and Financial Analyst Conference —

Ottawa, Ontario and Burlington, Massachusetts, June 6, 2006 — Cognos (Nasdaq: COGN; TSX: CSN), today announced it has postponed the release date of its first quarter fiscal 2007 financial results (previously scheduled for June 21) to a future date to be announced, pending the conclusion of the previously announced ongoing review by the Staff of the Division of Corporate Finance of the United States Securities and Exchange Commission. For the same reason, Cognos has also postponed its annual shareholders meeting and annual financial analyst conference.

As previously announced on May 29, 2006, as required by the Canadian Securities Administrators, Cognos will provide bi-weekly updates by means of a press release, beginning on or about June 12, 2006.

Safe Harbor for Forward-Looking Statements:

Certain statements made in this Press Release that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and Section 138.4(9) of the Ontario Securities Act.  Such forward-looking statements relate to, among other things, the Company’s intention to issue financial results at a later date, hold its annual shareholders meeting at a later date, hold its annual financial analyst conference at a later date and issue bi-weekly updates via press release (the first of which on or about June 12, 2006), in each case pending conclusion of the United States Securities and Exchange Commission (SEC) review. These forward-looking statements are neither promises nor guarantees, but involve risks, factors and uncertainties that may cause actual results to differ materially from those in the forward-looking statements. Factors that may cause such differences include, but are not limited to: the outcome of the SEC Staff discussions and any potential SEC inquiry, the impact of the implementation of new accounting pronouncements and interpretations, the status of and any actions in connection with the management cease trade order; rules and pronouncements of foreign jurisdictions and their interpretation by foreign courts, tribunals, regulatory and similar bodies; as well as the risk factors discussed in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, filed with the SEC and the Canadian Securities Administrators (“CSA”), as well as other periodic reports filed with the SEC and the CSA. Readers should not place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as otherwise required by law, the Company disclaims any obligation to publicly update or revise any such statement to reflect any change in its expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.

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About Cognos:

Cognos, the world leader in business intelligence and performance management solutions, provides world-class enterprise planning and BI software and services to help companies plan, understand and manage financial and operational performance.

Cognos brings together technology, analytical applications, best practices, and a broad network of partners to give customers a complete performance system. The Cognos performance system is an open and adaptive solution that leverages an organization’s ERP, packaged applications, and database investments. It gives customers the ability to answer the questions — How are we doing? Why are we on or off track? What should we do about it? – and enables them to understand and monitor current performance while planning future business strategies.

Cognos serves more than 23,000 customers in more than 135 countries, and its top 100 enterprise customers consistently outperform market indexes. Cognos performance management solutions and services are also available from more than 3,000 worldwide partners and resellers. For more information, visit the Cognos Web site at http://www.cognos.com.

Cognos and the Cognos logo are trademarks or registered trademarks of Cognos Incorporated in the United States and/or other countries. All other names are trademarks or registered trademarks of their respective companies.

Note to Editors: Copies of previous Cognos press releases and Corporate and product information are available on the Cognos Web site at www.cognos.com, and at PR Newswire’s site at www.prnewswire.com.

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